UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2007
Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-08402 (Commission File Number)	33-0280334 (IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 549-8211
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.74
EXHIBIT 10.75
EXHIBIT 10.76
EXHIBIT 10.77
EXHIBIT 10.78
EXHIBIT 10.79
EXHIBIT 10.80
EXHIBIT 10.81
EXHIBIT 10.82

Item 1.01. Entry into a Material Definitive Agreement.
     On November 28, 2007, Irvine Sensors Corporation (the “Company”) entered into the following agreements (collectively, the “Restructuring Agreements”) with its senior lenders to restructure the Company’s indebtedness to such lenders, which has resulted in the deferral until December 30, 2009 of approximately $7 million of debt service for the Company in fiscal 2008 and over $12 million in fiscal 2009:
     (i) Registration Rights Purchase Agreement, Consent and Waiver (“Purchase Agreement”);
     (ii) September 2007 Amendment of December 2006 Term Notes (“Term Note Amendment”);
     (iii) September 2007 Amendment of Series 1 Notes (“Series 1 Note Amendment”);
     (iv) September 2007 Amendment of Series 2 Notes (“Series 2 Note Amendment”),
     (v) September 2007 Amendment of July 2007 Secured Promissory Note (“July Note Amendment”);
     (vi) Secured Promissory Note (Restructuring) payable to Longview Fund, L.P. (“Longview”) in the original principal amount of $1.0 million, together with the restructuring letter agreement with Longview (collectively, the “Longview Note”),
     (vii) Secured Promissory Note (Restructuring) payable to Alpha Capital Anstalt (“Alpha”) in the original principal amount of $115,000, together with the restructuring letter agreement with Alpha (collectively, the “Alpha Note”);
     (viii) Contingent Secured Promissory Note (Buyout) payable to Longview in the original principal amount of $1.0 million (the “Longview Contingent Note”); and
     (ix) Contingent Secured Promissory Note (Buyout) payable to Alpha in the original principal amount of $115,000 (the “Alpha Contingent Note”).
     The Term Note Amendment, Series 1 Note Amendment, Series 2 Note Amendment and July Note Amendment are sometimes collectively referred to as the “Note Amendments.” The Longview Contingent Note and the Alpha Contingent Note are sometimes collectively referred to herein as the “Contingent Notes.” The Longview Restructuring Note and the Alpha Restructuring Note are sometimes collectively referred to herein as the “Restructuring Notes.”
     Pursuant to the Note Amendments, the payment obligations on all of the indebtedness owed to Longview and Alpha has been extended to December 30, 2009. The stated interest rate payable on the Series 1 Senor Subordinated Secured Convertible Notes (the “Series 1 Notes”) has been increased to 10% per annum, compounding monthly. The interest rate on all of the other obligations to Longview and Alpha remains unchanged, except that interest now compounds on a monthly basis.
     In consideration for the restructuring, the Company has issued the Restructuring Notes to Longview and Alpha in the aggregate principal amount of $1.0 million and $115,000, respectively, which notes do not accrue interest, and in general, are not due and payable until December 30, 2009. The Restructuring Notes contain cross-default provisions in the event the Company is in default under any other indebtedness for borrowed money in excess of $100,000 in the aggregate (other than trade payables or professional fees), or upon any event which gives any holder or trustee of such indebtedness for borrowed money the right to accelerate its maturity (subject to certain exceptions). The Restructuring Notes also provide for an event of default in the event the Company is in default under one or more obligations in an aggregate monetary amount in excess of $1.0 million (or $2.0 million with respect to accounts payable), but excluding professional fees or obligations owed to Timothy Looney and TWL Group, L.P. The Restructuring Notes are secured by substantially all of the assets of the Company and its subsidiary, Optex Systems, Inc. (“Optex”).
     As part of this restructuring and in consideration for the Contingent Notes, the Company has been relieved of its obligation to register with the SEC and any state regulatory body or agency, any of the Company’s securities held by Alpha, Longview, Jolie Kahn and Barbara Mittman (collectively, the “Investors”). The Investors waived (i) any event of default arising from the Company’s failure to register such securities, and (ii) any liquidated damages for such failure that have accrued or may accrue (as well as any default interest that may have accrued or could accrue on such damages.) The Investors also consented to the Company raising up to $2.0 million through the issuance of common stock and warrants, provided that the purchase price per share of common stock may not be less than $1.30 per share and the exercise price for any warrants issues in connection therewith may not be below $1.30 per share. The Purchase Agreement also contained similar increases in the amount of permitted indebtedness as set forth in the Restructuring Notes. The Note Amendments, while previously negotiated, were delivered to the Company in connection with the Purchase Agreement.
     Pursuant to the Purchase Agreement, the Company also agreed that it would not file any registration statement with the SEC or any state regulatory authorities (other than an S-8 for certain benefit plan shares) until the later of (i) June 30, 2008 or (ii) 180 days after the date when all of the securities held by the Investors may be sold without restriction under Rule 144(k) (or any successor rule) promulgated under the Securities Act of 1933, as amended.
     The Contingent Notes are in substantially the same form as the Restructuring Notes; however, the Contingent Notes to Alpha and Longview will be discharged (and cancelled) in pro rata proportion to the amount the total indebtedness owed to each is repaid in full by December 30, 2009. If the total principal and accrued interest payable to Alpha and Longview on its existing obligations (excluding the Restructuring Notes) is repaid in full, then the Contingent Notes will be cancelled in their entirety. The Contingent Notes, to the extent not cancelled, will be due and payable on December 30, 2009, and do not accrue interest. The Contingent Notes are also secured by substantially all of the assets of the Company and Optex.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.74	Registration Rights Purchase Agreement dated November 28, 2007 among the Company, Longview, Alpha Capital Anstalt, Jolie G. Kahn and Barbara Mittman.

10.75	September 2007 Amendment of July 2007 Secured Promissory Note effective September 30, 2007 between the Company and Longview.

10.76	September 2007 Amendment of Series 2 Notes effective September 30, 2007 between the Company and Longview.

10.77	September 2007 Amendment of December 2006 Term Notes effective September 30, 2007 among the Company, Longview and Alpha.

10.78	September 2007 Amendment of Series 1 Notes effective September 30, 2007 among the Company, Longview and Alpha.

10.79	Secured Promissory Note (Restructuring) dated November 28, 2007 issuable to Longview, together with restructuring letter agreement dated November 28, 2007.

10.80	Secured Promissory Note (Restructuring) dated November 28, 2007 issuable to Alpha, together with restructuring letter agreement dated November 28, 2007

10.81	Contingent Secured Promissory Note (Buyout) dated November 28, 2007 issuable to Longview.

10.82	Contingent Secured Promissory Note (Buyout) dated November 28, 2007 issuable to Alpha.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007	IRVINE SENSORS CORPORATION
	By:	/S/ JOHN C. CARSON
John C. Carson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.74	Registration Rights Purchase Agreement dated November 28, 2007 among the Company, Longview, Alpha Capital Anstalt, Jolie G. Kahn and Barbara Mittman.

10.75	September 2007 Amendment of July 2007 Secured Promissory Note effective September 30, 2007 between the Company and Longview.

10.76	September 2007 Amendment of Series 2 Notes effective September 30, 2007 between the Company and Longview.

10.77	September 2007 Amendment of December 2006 Term Notes effective September 30, 2007 among the Company, Longview and Alpha.

10.78	September 2007 Amendment of Series 1 Notes effective September 30, 2007 among the Company, Longview and Alpha.

10.79	Secured Promissory Note (Restructuring) dated November 28, 2007 issuable to Longview, together with restructuring letter agreement dated November 28, 2007.

10.80	Secured Promissory Note (Restructuring) dated November 28, 2007 issuable to Alpha, together with restructuring letter agreement dated November 28, 2007

10.81	Contingent Secured Promissory Note (Buyout) dated November 28, 2007 issuable to Longview.

10.82	Contingent Secured Promissory Note (Buyout) dated November 28, 2007 issuable to Alpha.